UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2012

LIGAND PHARMACEUTICALS INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33093	77-0160744
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11085 North Torrey Pines Road, Suite 300, La Jolla, California, 92037

(Address of Principal Executive Offices) (Zip Code)

(858) 550-7500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 7, 2012, Ligand Pharmaceuticals Incorporated (the “Company”) issued a press release announcing its financial results for the quarter and year ended December 31, 2011. A copy of this press release is furnished herewith as Exhibit 99.1.

In accordance with General Instruction B.2. of Form 8-K, the information in Items 2.02 and 9.01 and Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On February 6, 2012, management of the Company determined in connection with the Company’s 2011 year end close procedures that an aggregate of $885,000 of acquisition-related costs that the Company paid on behalf of CyDex Pharmaceuticals, Inc. ( “CyDex”) which had previously been recorded as general and administrative expenses in the Company’s unaudited condensed consolidated financial statements for the periods ended March 31, June 30 and September 30, 2011 included in the Company’s Quarterly Reports on Form 10-Q should have been recorded as an assumed liability as part of the acquisition. As a result, management and the Audit Committee of the Board of Directors of the Company (the “Committee”) determined that the Company’s previously issued unaudited condensed consolidated financial statements included in the Company’s Form 10-Q for each of the periods ended March 31, June 30 and September 30, 2011 can no longer be relied upon. Management of the Company and the Committee have discussed the matters mentioned herein with its independent registered public accounting firm, Grant Thornton LLP. The Company intends to promptly file an amended Form 10-Q for each of these periods to restate the Company’s unaudited condensed consolidated financial statements and amend related disclosures in Management’s Discussion and Analysis to reflect that general and administrative expenses have been reduced by an aggregate of $885,000 over the periods and goodwill and other intangible assets have been increased by that amount as of the acquisition date.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release of the Company dated February 7, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned.

LIGAND PHARMACEUTICALS INCORPORATED

Date: February 7, 2012	By:	/s/ Charles S. Berkman
	Name:	Charles S. Berkman
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of the Company dated February 7, 2012.